UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 24, 2022

Date of Report (Date of earliest event reported)

Kinetic Group Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-216047	47-4685650
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 Walker Avenue, Suite 101
Baltimore, MD 21208

(Address of Principal Executive Offices)

800-401-4343

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KNIT	None

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Kinetic Group Inc., a Nevada corporation, (the “Company”) was formed under the laws of the State of Nevada on June 6, 2014. Kinetic Group Inc. is a full service integrated digital marketing agency

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant.

In connection with a transfer of 23,300,000 shares by Aitan Zacharin, the Company’s chief executive officer and sole director and Mark Radom, the Company’s former counsel, to the following individuals (the “New Shareholders”), the New Shareholders now own an aggregate 96.8% ownership stake in the Company, as follows:

Stockholder	Shares of Common Stock	Percentage Ownership
Brandink LLC	2,984,825	11.1%
Canopi Group S.A.	5,969,650	23.0%
Partnership CK LLV	2,984,825	11.1%
New Gate Investments S.A	2,505,700	9.6%
Ana Maria Mendez	4,844,650	18.6%
Maria Christina Mendez	122,000	0.5%
Steven Steinmetz	3,000	0.01%
Telco Acquisition Partners LLC	5,644,650	21.7%
Jackeline Bullon	325,000	1.2%
Total		96.8%

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Departure of Directors

On May 24, 2022, Aitan Zacharin, the Company’s chief executive officer and sole director resigned from both positions in connection with the transfer of his shares to the New Shareholders.

(c) Appoint of Officers

On May 24, 2022, the Company appointed Juan Pablo Bernal as its new chief executive officer. Juan Pablo Bernal is 52 years old. The terms, conditions and period of employment as the Company’s chief executive officer have not yet been determined. Juan Pablo is not related to the Company’s new director, Ana Maria Mendez.

Juan Pablo Bernal has been the chief executive officer of GSS Infrastructure since June 2021 and the Executive Chairman of Golden Security Services (a security consulting, advisory and strategic planning services company) since 2011 and GSS Analytix (involved in risk anyalytics for insurers and larage corporations) since 2017. Juan Pablo has been a board advisor to Berrysafe since 2020 and co-founded Syscom Telecom, LLC in 2009 and managed Syscom Telecom since its inception through 2019.

Juan Pablo Bernal has not been a party to any transactions with any related persons of the Company at any point in time.

(d) Appointment of Directors

On May 24, 2022, the Company appointed Ana Maria Mendez to its board of directors. Ana Maria will be the Company’s sole director. The terms, conditions and period of Ana Maria’s directorship have not yet been determined.

Ana Maria Mendez has not been a party to any transactions with any related persons of the Company at any point in time.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIC GROUP inc.
a Nevada corporation

Dated: May 26, 2022	By:	/s/ Aitan Zacharin
Chief Executive Officer

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